united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/18

ITEM 1. REPORTS TO SHAREHOLDERS.

SEMI-ANNUAL REPORT

JAG Large Cap Growth Fund

March 31, 2018

JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

March 31, 2018

Semi-Annual Shareholder Letter

Dear Shareholder:

Market volatility has returned from an extended vacation, resulting in a roughly 10% correction for the S&P 500 since its January high and a -0.8% decline for the 1st quarter of 2018. This was the index’s first 10% correction in two years, and it broke a streak of nine consecutive quarterly gains dating back to the 3rd quarter of 2015.

For context, we should note that last year’s stock market performance was unusual for both its strength and smoothness. The S&P 500 returned 21.8% in 2017, delivering its best year since 2013 and its third-biggest yearly gain since the end of the 2008-2009 financial crisis. Meanwhile, the index experienced only eight daily price moves of at least 1% in all of 2017, the fewest since 1972. By way of comparison, in all calendar years since 1950, the index has experienced an average of 50 daily swings of at least 1% (up or down) and eleven single-day moves of at least 2%.

So far this year, stock investors have been subjected to a more turbulent ride. Through early 2018, the S&P 500 has already experienced 28 daily moves of at least 1% and eight daily moves of 2% or more. While there is some truth to the old tongue-in-cheek Wall Street adage that proclaims, “Everyone can accept unlimited (upside) volatility,” we humans tend to greatly dislike downside volatility. In fact, as first described in 1979 by Nobel Prize-winning economist Daniel Kahneman and his colleague Amos Tversky, the behavioral principle of Loss Aversion compels us to abhor losses roughly twice as much as we enjoy the equivalent amount of gains. Some psychologists believe that this tendency is rooted in our evolutionary profile. Consider that our distant ancestors often found themselves on the edge of finding enough food to survive. In that kind of harsh environment, the loss of a week’s worth of food could mean death. On the other hand, gaining an extra week of food would not necessarily translate into an additional week of life (especially prior to the development of food storage and preservation techniques).

Successful investors know that price volatility is an essential component of producing competitive long-term returns. At the risk of oversimplifying finance theory, the fact that stock prices tend to exhibit lots of short-term undulations is a big part of the reason that stocks tend to generate superior long-term returns when compared to low-volatility assets like cash and bonds. Warren Buffett put it thusly in his 2014 annual shareholder letter:

“It is true, of course, that owning equities for a day or a week or a year is far riskier (in both nominal and purchasing-power terms) than leaving funds in cash-equivalents. For the great majority of investors, however, who can - and should - invest with a multi-decade horizon, quotational declines are unimportant. Their focus should remain fixed on attaining significant gains in purchasing power over their investing lifetime. For them, a diversified equity portfolio, bought over time, will prove far less risky than dollar-based securities... If the investor, instead, fears price volatility, erroneously viewing it as a measure of risk, he may, ironically, end up doing some very risky things.”

Unfortunately, many investors react poorly to the emotional swings caused by short-term price movements. Extensive evidence shows that they make short-term decisions that run contrary to their long-term goals, including over-trading and/or re-jiggering their portfolio exposure to stocks at inopportune times. This type of behavior can have very negative long-term effects on an investor’s overall performance.

Since 1994, the research firm DALBAR has scrutinized the effects of investor decision-making by calculating average investor returns in stock mutual funds (including both actively-managed funds and index funds). The findings they

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	4457-NLD-4/16/2018

describe in their 2018 Quantitative Analysis of Investor Behavior Report are telling. Over the past 20 years ending 12/31/17, the S&P 500 produced annualized returns of 7.2%. But over the same period the average equity fund investor earned only an annualized return of 5.3%, for a return deficit of almost 2% per year. And remember – DALBAR’s methodology calculates the returns earned by the average investor. Although this implies that some equity fund investors earned more than 5.3% per year between 1997 and 2017, simple math tells us that some must have earned less. This has significant consequences, especially in the modern world in which pensions are endangered species and most individuals saving for retirement are compelled to build their own retirement nest eggs through 401k plans and IRA accounts. Thanks to the magic of compound interest, seemingly small differences in annual returns compound into huge value divergences over long time horizons. Note that at an annualized return of 5.3%, a portfolio with an initial value of $250,000 would grow to more than $700,000 in twenty years. That may not sound so bad, until one considers that investing that same $250,000 at an annualized rate of 7.2% would grow to over $1 million over the same timeframe.

According to DALBAR, the majority of investor underperformance is caused by psychological factors, specifically over-trading and market-timing. As they describe it:

While underperformance is not due entirely to irrational investor behavior, there are two behaviors for which evidence shows time and time again that fall outside of what would be generally accepted as a prudent investment strategy. The behaviors are the tendency to move into and out of investments too frequently and the tendency to time the market. The data shows that the average mutual fund investor has not stayed invested for a long enough period of time to execute a long-term strategy. In fact, they typically stay invested for just a fraction of a market cycle…. Over the past 20 years, equity mutual fund investors have seldom managed to stay invested for more than four years.

As your Fund’s portfolio managers, we certainly plan on being very long-term owners alongside our fellow shareholders, and we hope we can help you avoid some of the pitfalls described in DALBAR’s research.

Your Fund performed relatively well compared to the broader market during the 1st quarter. For the three months ended March 31, 2018, the Fund’s Class A and I shares generated cumulative total returns, without sales charges, of 3.35%, and 3.40%, respectively, compared to the cumulative 1.42% total return of the Russell 1000 Growth Index.

The Fund’s results from the trailing six-month period are less favorable, given our portfolio’s modest underperformance during last year’s fourth quarter. For the six months ended March 31, 2018, the Fund’s Class A and I shares generated cumulative total returns, without sales charges, of 7.79%, and 7.94%, respectively, compared to the cumulative 9.39% return of the Russell 1000 Growth Index.

The Fund’s top three contributors in the most recent quarter were Netflix (NFLX, 4.1% of the Fund), Amazon (AMZN, 4.2% of the Fund), and Adobe (ADBE, 5.0% of the Fund). We continue to like each of these positions. Netflix is building a global, subscription-based media content platform and is a prime beneficiary of the secular trend away from cable and satellite providers. Our current position in Amazon was established in mid-2015. Perhaps the most fanatically customer-focused company in modern history, we see a long runway of growth ahead for them in online retail and cloud computing (through Amazon Web Services). We have owned Adobe for almost two years. Their content creation software is used by marketing, production, and design professionals worldwide, and the company has successfully monetized tools that measure the effectiveness of digital advertising and market analytics.

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	4457-NLD-4/16/2018

After a notably topsy-turvy start to the year, no one knows for certain where stocks will trade over the remainder of 2018. But as John Maynard Keynes once said, “It is better to be roughly right than precisely wrong.” In our opinion, it is “roughly right” to remain constructive on stocks in early 2018.

We note that despite the current correction in stock prices, corporate earnings projections have continued to climb over the past several months. According to Thomson Reuters, the forward 4-quarter earnings estimate for the S&P 500 rose from $143.34 to $158.12 between year-end 2017 and the end of the 1st quarter of 2018. This implies a forward P/E ratio of roughly 17x, which maps out to an earnings yield of 5.9%. Because stock prices have fallen while earnings estimates have risen, both valuation ratios compare favorably to where they stood at the end of 2017 (at that time, the S&P 500’s forward P/E ratio was 19x, and its earnings yield was 5.3%). To sum it up, stocks are moderately cheaper than they were a few months ago, economic data remains generally positive, and corporate earnings growth is expected to be quite strong throughout the year. These points, combined with less-euphoric investor sentiment, leaving us feeling mildly more bullish on the broader market than we felt last quarter.

As is always the case, there are a variety of actual and potential headwinds that bear watching. To name just a few of them: President Trump’s strong stance on trade policy could result in a damaging trade war with China; The Fed’s commitment to tightening could result in a policy mistake that crimps economic growth later in the year; the Facebook imbroglio could spur a wave of politically-inspired regulation directed at large technology companies; and corporate earnings could fall shy of now-high expectations. We will continue watching these and other risks as the year plays out, but we are cautiously optimistic that the worst-case scenarios for each of these areas of concern are unlikely to be realized.

We believe the current market backdrop represents an attractive state of play for active portfolio managers like JAG. Over much of the post-Crisis period, sector correlations within the market were notably high. In other words, during that period, the equity markets were a “rising tide that lifted all boats.” To wit, according to DataTrek Research, sector correlations averaged ..81 between 2012 and October 2016. All else being equal, higher correlation between sectors and stocks makes it more difficult for active managers to deliver excess returns. Happily, this changed dramatically in 2017. Average sector correlations collapsed to .50, and a similar “correlation collapse” has occurred at the individual stock level. This has resulted in greater performance dispersion between sectors and individual securities, which in turn has created more opportunities for active-managed strategies. For those like us who are involved in the business of picking stocks, we are now operating in the most target-rich environment we have seen in years.

All of us at JAG wish you a happy, healthy, and prosperous spring and summer.

Best regards,

Norman B. Conley III	Daniel J. Ferry, Jr.
Portfolio Manager	Portfolio Manager

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	4457-NLD-4/16/2018

*The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	4457-NLD-4/16/2018

JAG Large Cap Growth Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2018

The Fund’s performance figures* for each of the periods ended March 31, 2018 compared to its benchmark:

			3 Year Return	5 Year Return	Since Inception(a)
	6 Month Return	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Class A	7.79%	25.18%	12.97%	15.36%	15.68%
Class A with 5.75% load	1.59%	17.96%	10.75%	14.01%	14.59%
Class I	7.94%	25.50%	13.23%	15.64%	16.52%
Russell 1000 Growth Total Return Index(b)	9.39%	21.25%	12.90%	15.53%	15.95%
S&P 500 Total Return Index *	5.84%	13.99%	10.78%	13.31%	15.01%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50% and 1.25% of the Fund’s average daily net assets through January 31, 2019, for Class A and Class I shares, respectively. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within three fiscal years after the fees have been waived or reimbursed, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time. Without these waivers, the Fund’s total annual operating expenses would have been 1.80% and 1.55% for the JAG Large Cap Growth Fund’s Class A and Class I shares, per the latest prospectus, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-552-4596.

(a)	JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(b)	The Russell 1000 Growth Total Return Index represents an unmanaged portfolio of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

*	The S&P 500 Total Return Index is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

Top 10 Holdings by Industry	% of Net Assets
Software	23.8%
Internet	8.9%
Banks	8.1%
Healthcare-Products	7.0%
Biotechnology	6.7%
Telecommunications	6.6%
Semiconductors	5.7%
Diversified Financial Services	5.4%
Insurance	4.1%
Pharmaceuticals	3.6%
Other / Cash & Cash Equivalents	20.1%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed analysis of the Fund’s Holdings.

JAG Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2018

Shares		Fair Value

	COMMON STOCKS - 98.7%
	BANKS - 8.1%
26,351	Morgan Stanley & Co.	$1,777,638
13,375	Regions Financial Corp.	2,890,070
		4,667,708
	BIOTECHNOLOGY - 6.7%
5,715	Illumina, Inc. *	1,435,208
1,670	Vertex Pharmaceuticals, Inc. *	2,417,058
		3,852,266
	COMMERCIAL SERVICES - 1.9%
4,355	PayPal Holdings, Inc. *	1,111,832

	COMPUTERS - 1.7%
53,845	Genpact Ltd.	985,364

	COSMETICS & PERSONAL CARE - 2.8%
13,450	Coty, Inc.	1,630,678

	DIVERSIFIED FINANCIAL SERVICES - 5.4%
3,024	Charles Schwab Corp.	1,248,398
7,800	SEI Investments Co.	1,844,076
		3,092,474
	ENVIRONMENTAL CONTROL - 2.7%
34,465	Waste Connections, Inc.	1,531,625

	HEALTHCARE-PRODUCTS - 7.0%
18,625	Align Technology, Inc. *	1,699,904
44,575	Intuitive Surgical, Inc. *	2,324,141
		4,024,045
	HOME FURNISHINGS - 3.5%
36,775	Sony Corp.	1,984,379

	INSURANCE - 4.1%
8,065	Voya Financial, Inc.	2,381,998

	INTERNET - 8.9%
21,305	Amazon.com, Inc. *	1,301,522
8,065	Match Group, Inc. *	1,867,773
25,480	Netflix, Inc. *	1,933,168
		5,102,463
	IRON & STEEL - 2.9%
88,605	Nucor Corp.	1,646,281

	PACKAGING & CONTAINERS - 3.3%
25,230	WestRock Co.	1,889,979

	PHARMACEUTICALS - 3.6%
17,950	Zoetis, Inc.	2,087,585

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

March 31, 2018

Shares		Fair Value

	SEMICONDUCTORS - 5.7%
21,375	Micron Technology, Inc. *	$1,116,202
44,170	NVIDIA Corp.	2,135,178
		3,251,380
	SOFTWARE - 23.8%
22,455	Activision Blizzard, Inc.	2,209,347
19,685	Adobe Systems, Inc. *	1,201,572
15,935	Electronic Arts, Inc. *	1,558,124
28,765	Microsoft Corp.	1,098,248
7,615	Salesforce.com, Inc. *	1,241,093
13,580	Splunk, Inc. *	1,646,847
33,870	Take-Two Interactive Software, Inc. *	1,710,435
18,850	Twilio, Inc. *	1,352,299
26,555	Vmware, Inc. *	1,704,034
		13,721,999
	TELECOMMUNICATIONS - 6.6%
26,220	Arista Networks, Inc. *	2,189,632
50,355	T-Mobile US, Inc. *	1,610,856
		3,800,488

	TOTAL COMMON STOCKS (Cost $47,007,704)	56,762,544

	SHORT-TERM INVESTMENTS - 1.3%
742,028	Federated Treasury Obligations Fund, Institutional Shares, 1.51% **	742,028
	(Cost $742,028)

	TOTAL INVESTMENTS - 100.0% (Cost $47,749,732) (a)	$57,504,572
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%	7,092
	TOTAL NET ASSETS - 100.0%	$57,511,664

*	Non-Income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on March 31, 2018

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $47,753,504 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$10,567,936
Unrealized depreciation	$(816,868)
Net unrealized appreciation	$9,751,068

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2018

ASSETS
Investment securities:
At cost	$47,749,732
At fair value	$57,504,572
Receivable for Fund shares sold	2,812
Dividends and interest receivable	36,144
Prepaid expenses	25,680
TOTAL ASSETS	57,569,208

LIABILITIES
Payable for Fund shares redeemed	273
Investment management fees payable	38,091
Distribution (12b-1) fees payable	2,422
Fees payable to related parties	5,048
Accrued expenses and other liabilities	11,710
TOTAL LIABILITIES	57,544
NET ASSETS	$57,511,664

Composition of Net Assets:
Paid in capital	$42,199,980
Accumulated net investment loss	(201,877)
Accumulated net realized gain from investment transactions	5,756,052
Net unrealized appreciation of investments	9,757,509
NET ASSETS	$57,511,664

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,146,641
Shares of beneficial interest outstanding (a)	120,014
Net asset value (Net Assets ÷ Shares Outstanding) Foreign currency transactions	$17.89
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$18.98

Class I Shares:
Net Assets	$55,365,023
Shares of beneficial interest outstanding (a)	3,036,619
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$18.23

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2018

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,356)	$178,975
Interest	5,119
TOTAL INVESTMENT INCOME	184,094

EXPENSES
Investment management fees	302,918
Distribution (12b-1) fees:
Class A	3,747
Class C	62
Administration fees	37,771
Management services fees	31,177
Registration fees	22,750
Non 12b-1 shareholder servicing fees	13,104
Compliance officer fees	10,418
Legal fees	7,979
Custodian fees	6,793
Printing and postage expenses	6,563
Audit fees	6,483
Trustees fees and expenses	4,443
Insurance expense	364
Other expenses	1,146
TOTAL EXPENSES	455,718

Less: Fees waived by the Manager	(69,747)
NET EXPENSES	385,971

NET INVESTMENT LOSS	(201,877)

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investments	7,262,351
Foreign currency transactions	8,584
Net realized gain	7,270,935
Net change in unrealized appreciation (depreciation) on:
Investments	(2,471,874)
Foreign currency transactions	2,669
Net change in unrealized depreciation on investments	(2,469,205)

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	4,801,730

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,599,853

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended	For the
	March 31, 2018	Year Ended
	(Unaudited)	September 30, 2017
FROM OPERATIONS
Net investment loss	$(201,877)	$(319,140)
Net realized gain from investments and foreign currency transactions	7,270,935	7,327,150
Net change in unrealized appreciation/depreciation on investments	(2,469,205)	4,659,185
Net increase in net assets resulting from operations	4,599,853	11,667,195

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(522,158)	(124,634)
Class C ^	—	(1,279)
Class I	(7,653,222)	(2,466,732)
Net decrease in net assets from distributions to shareholders	(8,175,380)	(2,592,645)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,247,188	191,666
Class I	7,923,856	7,025,437
Net asset value of shares issued in reinvestment of distributions:
Class A	363,224	43,271
Class C ^	—	1,279
Class I	5,354,660	1,545,630
Payments for shares redeemed:
Class A	(2,168,972)	(947,095)
Class C ^	(28,799)	—
Class I	(9,254,204)	(6,655,309)
Net increase in net assets from shares of beneficial interest	4,436,953	1,204,879

TOTAL INCREASE IN NET ASSETS	861,426	10,279,429

NET ASSETS
Beginning of Period	56,650,238	46,370,809
End of Period *	$57,511,664	$56,650,238
*Includes accumulated net investment loss of:	$(201,877)	$—

^	Class C shares converted into Class A shares on December 18, 2017

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Six Months Ended	For the
	March 31, 2018	Year Ended
	(Unaudited)	September 30, 2017
SHARE ACTIVITY
Class A:
Shares Sold	112,986	11,182
Shares Reinvested	20,708	2,866
Shares Redeemed	(115,651)	(57,376)
Net increase (decrease) in shares of beneficial interest outstanding	18,043	(43,328)

Class C: ^
Shares Reinvested	—	88
Shares Redeemed	(1,491)	—
Net increase (decrease) in shares of beneficial interest outstanding	(1,491)	88

Class I:
Shares Sold	407,561	416,600
Shares Reinvested	299,645	101,022
Shares Redeemed	(482,925)	(396,288)
Net increase in shares of beneficial interest outstanding	224,281	121,334

^	Class C shares converted into Class A shares on December 18, 2017

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class A
	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2018		September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$19.15		$16.16	$15.06	$15.50	$13.84	$11.74
Income (loss) from investment operations:
Net investment loss (5)	(0.09)		(0.14)	(0.11)	(0.14)	(0.14)	(0.10)
Net realized and unrealized gain on investments	1.53		4.04	1.90	0.88	1.95	2.21
Total from investment operations	1.44		3.90	1.79	0.74	1.81	2.11
Less distributions from:
Net realized gains	(2.70)		(0.91)	(0.69)	(1.18)	(0.15)	(0.01)
Total distributions	(2.70)		(0.91)	(0.69)	(1.18)	(0.15)	(0.01)
Net asset value, end of period	$17.89		$19.15	$16.16	$15.06	$15.50	$13.84
Total return (1)	7.79	% (4)	25.66%	12.15%	4.68%	13.16%	18.01	% (4)
Net assets, at end of period (000s)	$2,147		$1,953	$2,348	$9,419	$9,433	$7,946
Ratio of gross expenses to average net assets (2)(6)	1.74	% (3)	1.80%	1.71%	1.77%	1.76%	1.94	% (3)
Ratio of net expenses to average net assets (6)	1.50	% (3)	1.50%	1.50%	1.50%	1.50%	1.75	% (3)
Ratio of net investment loss to average net assets (6)(7)	(0.91	%) (3)	(0.87%)	(0.71%)	(0.88%)	(0.91%)	(0.82	%) (3)
Portfolio Turnover Rate	71	% (4)	125%	149%	94%	88%	78	% (4)

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(3)	Annualized.

(4)	Not annualized.

(5)	Foreign currency transactions

(6)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class I
	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2018		September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$19.45		$16.36	$15.20	$15.60	$13.89	$11.75
Income (loss) from investment operations:
Net investment loss (5)	(0.06)		(0.11)	(0.06)	(0.10)	(0.10)	(0.07)
Net realized and unrealized gain on investments	1.54		4.11	1.91	0.88	1.96	2.22
Total from investment operations	1.48		4.00	1.85	0.78	1.86	2.15
Less distributions from:
Net realized gains	(2.70)		(0.91)	(0.69)	(1.18)	(0.15)	(0.01)
Total distributions	(2.70)		(0.91)	(0.69)	(1.18)	(0.15)	(0.01)
Net asset value, end of period	$18.23		$19.45	$16.36	$15.20	$15.60	$13.89
Total return (1)	7.94	% (4)	25.97%	12.45%	4.92%	13.47%	18.33	% (4)
Net assets, at end of period (000s)	$55,365		$54,670	$44,001	$34,123	$17,024	$14,056
Ratio of gross expenses to average net assets (2)(6)	1.49	% (3)	1.55%	1.46%	1.52%	1.51%	1.69	% (3)
Ratio of net expenses to average net assets (6)	1.25	% (3)	1.25%	1.25%	1.25%	1.25%	1.50	% (3)
Ratio of net investment loss to average net assets (6)(7)	(0.65	%) (3)	(0.64%)	(0.42%)	(0.64%)	(0.66%)	(0.56	%) (3)
Portfolio Turnover Rate	71	% (4)	125%	149%	94%	88%	78	% (4)

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(3)	Annualized.

(4)	Not annualized.

(5)	Foreign currency transactions

(6)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

March 31, 2018

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of forty-one series. These financial statements include the following series: JAG Large Cap Growth Fund (the “Fund”). The Fund is a separate diversified series of the Trust. JAG Capital Management LLC (the “Manager”), acts as manager to the Fund. The JAG Large Cap Growth Fund commenced operations on December 22, 2011. The Fund’s investment objective is capital appreciation.

The Fund offers two classes of shares: Class A and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a)          Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2018

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2018, for the Fund’s assets and liabilities measured at fair value:

Assets

Security
Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stocks	$56,762,544	$—	$—	$56,762,544
Short-Term Investments	742,028	—	—	742,028
Total	$57,504,572	$—	$—	$57,504,572

(a)	As of and during the period ended March 31, 2018, the Fund held no securities that were considered to be “Level 2” or “Level 3” securities. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. For a detailed break-out of Common Stocks by Industry classification, please refer to the Schedule of Investments.

b)        Federal Income Tax - The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the period ended March 31, 2018, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of March 31, 2018, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2015 September 30, 2017, or expected to be taken in the Fund’s September 30, 2018 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c)        Distribution to Shareholders - Distributions of net investment income and capital gains to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The Fund distributes annually to shareholders.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2018

d)        Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

e)        Other - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)        Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)        Indemnification - The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

h)        Sales Charges (loads) - A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the period ended March 31, 2018, there were no CDSC fees paid.

(2)	INVESTMENT TRANSACTIONS

For the period ended March 31, 2018, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$42,303,582	$46,511,203

(3)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

JAG Capital Management LLC (the “Manager”) acts as investment manager to the Fund pursuant to the terms of the Management Agreement with the Trust on behalf of the Fund. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the period ended March 31, 2018, management fees of $302,918 were incurred by the Fund, before the waiver and reimbursement described below.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2018

The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions; leverage interest, dividends on securities sold short; taxes; costs of investing in underlying funds; expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50% and 1.25% for Classes A and I of the Fund’s average daily net assets through March 31, 2018. Each waiver or reimbursement by the Manager is subject to recoupment within three fiscal years after the fees have been waived or reimbursed, if such recoupment may be achieved without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time.

For the period ended March 31, 2018, the Manager waived Advisory Fees and/or reimbursed expenses in the amount of $69,747. As of September 30, 2017, the manager may recapture $76,646 before September 30, 2018, $107,699 before September 30, 2019 and $148,862 before September 30, 2020 subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a Management Services Agreement with MFund, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the period ended March 31, 2018, the Fund incurred $31,177 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

J.A. Glynn Investments, LLC acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, J.A. Glynn Investments, LLC received $22,198 in brokerage commissions from the Fund for the period ended March 31, 2018. Certain Officers and/or employees of the Manager have an affiliation with J.A. Glynn Investments, LLC.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

The Independent Trustees are paid $120,000 per year. The Lead Independent Trustee of the Trust receives an additional fee of $25,000 per year. The Chairman of the Trust’s Audit Committee receives an additional fee of $25,000 per year. The fees paid to the Trustees are paid in fund shares.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Fund for serving in such capacity.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement. For the period ended March 31, 2018, the Fund incurred $10,418 for such fees.

JAG Large Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

March 31, 2018

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the period ended March 31, 2018, J.A. Glynn & Co., an affiliated broker, received $0 in underwriter commissions from the sale of shares of the Fund.

(4)	TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the fiscal years ended September 30, 2017 and September 30, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2017	September 30, 2016
Ordinary Income	$—	$—
Long-Term Capital Gain	2,592,645	2,279,318
	$2,592,645	$2,279,318

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	Loss and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,323,334	$5,340,935	$—	$—	$—	$12,222,942	$18,887,211

The difference between book basis and tax basis undistributed net investment loss, accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and adjustments for C-Corporation return of capital distributions, resulted in reclassification for the fiscal year ended September 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$459,250	$(459,250)

(5)	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

JAG Large Cap Growth Fund
Additional Information (Unaudited)
March 31, 2018

Consideration and Renewal of the Management Agreement with JAG Capital Management LLC with respect to JAG Large Cap Growth Fund

In connection with the regular meeting held on November 20, 2017, the Board of Trustees (the “Board” or the “Trustees” ) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the management agreement (the “Management Agreement”) between the Trust and JAG Capital Management LLC (“JAG”), with respect to JAG Large Cap Growth Fund (the “Fund”) .

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating and weighting each of the Gartenberg Factors to be considered. The conclusions reached by the Trustees were based on a comprehensive evaluation and discussion of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement. In connection with their deliberations regarding renewal of the Management Agreement, the Trustees reviewed materials prepared by JAG (“JAG 15c Response”).

Nature, Extent and Quality of Services. The Trustees reviewed materials provided by JAG noting that although the Fund represented a relatively small part of the advisor’s business, the advisor had provided a consistent and skilled service team to manage the Fund. The Trustees noted that the Trust CCO had reported that he continued to have a good working relationship with the advisor’s management team, and that there were no compliance issues to report. The Trustees also considered that the advisor experienced no administrative proceedings or litigation since the last management agreement. The Trustees concluded that JAG had the ability to continue to provide a level of service in line with the Board’s expectations.

Performance. The Trustees reviewed the Fund’s performance for the one year, five year and since inception periods as compared to the Funds benchmark, peer group and the Morningstar category. The Trustees noted that the Fund outperformed the peer group over each period shown, and the Large Cap Growth Morningstar category and Russell 1000 for the one year period. The Trustees discussed the factors that impacted performance, as described by the advisor, and noted the Fund was up 38% year-to-date as of the Meeting. After further discussion, the Trustees concluded that the Fund’s performance was acceptable.

Fees and Expenses. The Trustees noted the advisor charged an advisory fee of 1.00% to the Fund, and that after waiver the advisor earned a net advisory fee of 0.73%. The Trustees considered that although the stated advisory fee was equal to the highest in the Fund’s peer group, the net fee the advisor received after waiver was equal to the peer group average. The Trustees further considered that the stated advisory fee was within the range of fees charged by funds in its Morningstar category. The Trustees considered the relatively small size of the Fund, and the active management strategy employed by the advisor noting the significant investment of time and research expense needed to execute such a strategy. The Trustees concluded that the advisory fee was not unreasonable.

Profitability. The Trustees considered JAG’s profitability in connection with its relationship with the Fund. The Trustees noted that the advisor reported realizing a profit in connection with its relationship with the Fund but agreed that the amount of profit was modest in terms of actual dollars. The Trustees concluded that the advisor’s profit was not excessive.

Economies of Scale. The Trustees considered whether JAG had realized economies of scale with respect to the management of the Fund. The Trustees agreed that current asset levels did not indicate economies had been achieved at this time and determined to consider the matter at the next annual review of the management agreement and as assets continue to increase.

JAG Large Cap Growth Fund
Additional Information (Unaudited) (Continued)
March 31, 2018

Conclusion. Having requested and received such information from the advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the Management Agreement was in the best interests of the shareholders of the JAG Fund.

JAG Large Cap Growth Fund

EXPENSE EXAMPLES (Unaudited)

March 31, 2018

As a shareholder of the JAG Large Cap Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the JAG Large Cap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the JAG Large Cap Growth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	10/1/17	3/31/18	10/1/18 – 3/31/18	10/1/18 – 3/31/18
Class A	$1,000.00	$1,077.90	$7.77	1.50%
Class I	1,000.00	1,079.40	6.48	1.25

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	10/1/17	3/31/18	10/1/18 – 3/31/18	10/1/18 – 3/31/18
Class A	$1,000.00	$1,017.45	$7.54	1.50%
Class I	1,000.00	1,018.70	6.29	1.25

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**	Annualized.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Jag Large Cap Growth Fund

Additional Information (Unaudited)

March 31,2018

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holder. None.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President,
Date: June 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: June 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: June 6, 2018